                        SEMIANNUAL REPORT MARCH 31, 1998



                                  OPPENHEIMER

                                    INSURED
                                MUNICIPAL FUND


                                    [PHOTO]


                             [OPPENHEIMERFUNDS LOGO]
                             THE RIGHT WAY TO INVEST

CONTENTS

 3 President's Letter

 4 Fund Performance

 6 An Interview
   with the Fund's
   Manager

10 Statement of
   Investments

16 Statement of
   Assets and
   Liabilities

18 Statement of
   Operations

19 Statements of
   Changes in
   Net Assets

20 Financial Highlights

22 Notes to Financial
   Statements

27 Officers and Trustees

28 Information and
   Services

REPORT HIGHLIGHTS
-------------------------------------------------------------------------------

- 1ST QUARTILE PERFORMANCE: The Fund's Class A shares were ranked in the top quartile of insured municipal bond funds for the one-year period ended 3/31/98, as measured by Lipper Analytical Services, Inc.(1)

- INTEREST RATES FELL--BOND PRICES ROSE: The key to the Fund's strong performance was being able to adjust quickly to the changing direction of interest rates in early 1998.

- INFLATION STAYS LOW: The Asian economic crisis is slowing the demand for oil and other commodities, exerting downward pressure on inflation.

  CUMULATIVE TOTAL RETURNS

For the 6-Month Period
Ended 3/31/98
CLASS A

  Without       With
  Sales Chg.(2) Sales Chg.(3)

  4.21%         (0.74)%

CLASS B

  Without       With
  Sales Chg.(2) Sales Chg.(3)

  3.82%         (1.18)%

CLASS C

  Without       With
  Sales Chg.(2) Sales Chg.(3)

  3.82%         2.82%

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1. Source: LipperAnalytical Services, Inc., 3/31/98. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 6 of 51 (1-year), 4 of 43 (5-year) and 7 of 25 (10-year) among insured municipal bond funds for the period ended 3/31/98.

2. Includes changes in net asset value per share without deducting any sales charges. This performance is not annualized.

3. Class A return includes the current maximum initial sales charge of 4.75%. Class B return includes the applicable contingent deferred sales charge of 2%. Class C return includes the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.





                 2  Oppenheimer Insured Municipal Fund

[PHOTO]
JAMES C. SWAIN
Chairman
Oppenheimer
Insured Municipal Fund


[PHOTO]
BRIDGET A. MACASKILL
President
Oppenheimer
Insured Municipal Fund


DEAR SHAREHOLDER,
--------------------------------------------------------------------------------


These have been very positive times for many American investors. The U.S. economy has continued to grow at a moderate pace, unemployment has fallen to its lowest level in 30 years and inflation has also fallen to a record low. In fact, long-term interest rates have fallen to their lowest level since the government began issuing 30-year Treasury bonds in 1977.

        What benefits does this provide to the average American? First, when unemployment levels are low, many individuals tend to feel a greater sense of job security and can command higher wages because there are fewer unemployed workers vying for their jobs. Second, many homeowners are opting to refinance their existing home mortgage loans and take advantage of lower financing rates. And third, because wages are increasing faster than the rate of inflation, a paycheck may stretch farther and investors, as consumers, are able to enjoy a higher level of disposable income. This extra income can be put to use in many ways, including allocating more money to investment opportunities.

        Some industry analysts have tempered such positive news by suggesting that if the rate of inflation falls any lower, it might actually trigger a period of deflation, where we see the prices of American goods and services decline. While lower prices may sound like positive news, in reality it isn't:
When prices fall too low, it erodes the value of those goods to the producer. That is, when economic conditions force a decrease in the price of goods, companies have to sell more of those items in order to make the same amount of profit, which translates into greater difficulties for corporations seeking to improve their bottom lines.

        At OppenheimerFunds, we do not believe we will see a period of deflation in the United States. The fundamental factors that have driven the U.S. market still appear to be in place: an economy that's in its eighth year of expansion with moderate growth, low unemployment, virtually no inflation and low interest rates. However, because of economic uncertainties in other parts of the world, particularly Asia, we expect to see slower growth for stocks in 1998 and a year in which double-digit returns from the equity markets are unlikely. It's also possible that we may see investors favor the fixed, more secure interest payments offered from the bond markets.

        In closing, we'd like to reassure you that as professional money managers, we continue to keep a watchful eye on these situations and are closely monitoring your fund's investments. In times like these, your financial advisor can be of invaluable assistance to you in helping review your financial plan and guide your investments accordingly.

        Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

/s/JAMES C. SWAIN                              /s/ BRIDGET A. MACASKILL

James C. Swain                                 Bridget A. Macaskill
April 21, 1998






                 3  Oppenheimer Insured Municipal Fund

  AVG ANNUAL TOTAL RETURNS

For the Periods Ended 3/31/98(1)

CLASS A

  1 year      5 year      10 year
  5.99%       5.33%       7.77%


CLASS B
                          Since
  1 year      5 year      Inception
  5.44%       N/A         5.12%

CLASS C
                          Since
  1 year      5 year      Inception
  9.50%       N/A         7.53%

  CUMULATIVE TOTAL RETURN

For the Period Ended 3/31/98(1)

CLASS A

  5 Year
  29.67%                   $12,966(3)




  STANDARDIZED YIELDS (4)

For the 30-Days Ended 3/31/98

CLASS A

  4.14%

CLASS B

  3.58%

CLASS C

  3.56%

PERFORMANCE UPDATE
--------------------------------------------------------------------------------

Oppenheimer Insured Municipal Fund continued to perform very well during a period of generally falling interest rates. The key to the Fund's performance was boosting the bond portfolio's "duration"--that is, its sensitivity to interest rates--at the right time. For the six-month period ending March 31, 1998, the Fund's Class A shares produced a cumulative total return, without sales charges, of 4.21%(2).

                              GROWTH OF $10,000
                                Over five years
                           (without sales charges)(3)




      Oppenheimer Insured Municipal Fund     Lehman Municipal Bond Index
             Class A shares

                $10,000                               $10,000
                 10,318.9                              10,327.2
                 10,716.1                              10,676
                 10,837.1                              10,825.9
                 10,113                                10,231.6
                 10,109.5                              10,344.9
                 10,130.4                              10,415.7
                  9,956.25                             10,266.1
                 10,669                                10,992
                 10,909.7                              11,257.4
                 11,175.2                              11,581.2
                 11,663.6                              12,058.8
                 11,552.6                              11,913.4
                 11,622.3                              12,004.7
                 11,922.5                              12,281.1
                 12,261.1                              12,594
                 12,198                                12,563.9
                 12,604                                12,996.8
                 13,029.1                              13,388.5
                 13,461.7                              13,751.8
                 13,580                                13,910.2



1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 11/11/86. The Fund's maximum sales charge for Class A shares was lower prior to 2/1/93, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception on 5/3/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 8/29/95. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.




                 4  Oppenheimer Insured Municipal Fund

CREDIT ALLOCATION(5)

- AAA             75.8%
- AA              20.0
- A                2.3
- BBB              1.9

PORTFOLIO REVIEW
--------------------------------------------------------------------------------

Oppenheimer Insured Municipal Fund is for security-conscious investors seeking a source of income exempt from federal income taxes.

WHAT WE LOOK FOR

- Primarily insured bonds that REDUCE CREDIT RISK.

- DIVERSIFICATION among a wide range of securities.



TEN LARGEST POSITIONS BY STATE(5)
--------------------------------------------------------------------------------
  California            14.0%         District of Columbia                5.1%
--------------------------------------------------------------------------------
  Texas                 11.4          Colorado                            5.0
--------------------------------------------------------------------------------
  Pennsylvania           9.8          Indiana                             4.5
--------------------------------------------------------------------------------
  Illinois               6.6          Washington                          4.5
--------------------------------------------------------------------------------
  Florida                5.8          Georgia                             4.4
--------------------------------------------------------------------------------

2. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

3. Results of a hypothetical $10,000 investment in Class A shares on March 31, 1993. The Lehman Municipal Bond Index includes a broad range of municipal bonds. It is an unmanaged index, including reinvestment of income, and cannot be purchased directly by investors.

4. Standardized yield is based on net investment income for the 30-day period ended 3/31/98. Falling net asset values will tend to artificially raise yields.

5. Portfolio data is as of 3/31/98, and is subject to change. Portfolio data is dollar-weighted based on investment assets. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category.



                 5  Oppenheimer Insured Municipal Fund

"WE OWNED A LARGE PROPORTION OF NON-CALLABLE BONDS, WHICH OUTPERFORM WHEN
 INTEREST RATES ARE COMING DOWN."



AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------


HOW HAS THE FUND PERFORMED DURING THE PERIOD?

The Fund, which invests primarily in insured bonds issued by municipalities throughout the United States, performed quite well during the period. For the six-month period ending March 31, 1998, Oppenheimer Insured Municipal Fund's Class A shares produced a cumulative total return, without sales charges, of 4.21%.(1)

WHAT FACTORS AFFECTED YOUR PERFORMANCE?

The biggest factor that contributed to the Fund's performance was our decision to extend the portfolio's duration (sensitivity to interest rates) beyond the industry average. The longer the duration, the more sensitive the bond portfolio is to changes in interest rates. That's because longer-duration portfolios are collecting fixed interest-rate payments for a longer period of time, while interest rates paid on other bonds fluctuate. When interest rates on other bonds are falling, which occurred for most of the six-month period, then bonds paying a fixed-income stream become more valuable. A few weeks into the new year, the yield on the benchmark 30-year U.S. Treasury bond fell below 5.7%, as investors apparently became convinced that the economic turmoil in Asia would lead to even lower inflation.



1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.




                 6  Oppenheimer Insured Municipal Fund

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Bob Patterson
Caryn Halbrecht (Portfolio Manager)
Jerry Webman


However, we were becoming increasingly concerned that the market was overreacting to the turmoil in Asia. In our experience, when there is such a strong conviction on one side of a debate, there's greater risk that unforeseen information can disturb the market. Indeed, by late January, the downward movement in interest rates began to reverse. In this Fund, we are very attentive to changes in interest rates, and were able to adjust the portfolio accordingly, primarily by shortening the duration to an average level compared to our peers.

          Shortly thereafter, Alan Greenspan, chairman of the Federal Reserve Board, made several public comments that the so-called Asian flu might not have as much of a dampening impact on the U.S. economy as most of the investment community had expected. Those statements, as well as better-than-expected 1997 profit results from U.S. corporations, were followed by moderately rising long-term interest rates.




                 7  Oppenheimer Insured Municipal Fund

"WE WILL CONTINUE TO AGGRESSIVELY PURSUE ATTRACTIVELY PRICED AREAS OF THE MUNICIPAL BOND MARKET..."


AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

WHAT OTHER STRATEGIES WORKED WELL DURING THE PERIOD?

We owned a large proportion of non-callable bonds, which outperform when interest rates are coming down. That's because when a bond is callable, the issuer can retire it and issue a new bond at a lower interest rate. However, when a bond is non-callable, the investor is assured of receiving fixed interest payments until maturity, which makes a non-callable bond more valuable in a falling interest-rate environment. When interest rates rose somewhat late in January, our non-callable bonds temporarily underperformed, but overall, emphasizing the non-callable structure was a good strategy for the period.

          Because of falling interest rates, a number of our bonds were "refunded." In a refunding, a municipality issues new bonds at lower interest rates. Because the original bonds have call protection, and thus cannot be called or paid off, the issuer takes the money from the new security, buys U.S. Treasury bonds, and places them in an escrow account. The Treasury bonds are used to pay off the original bonds as they come due. The original credit quality is no longer at issue, because the payments are backed by the Treasury bonds. Part of our job is to select which bonds are likely to be refunded, because those bonds subsequently increase in price. We were able to anticipate a number of refundings which bolstered the Fund's value.



                 8  Oppenheimer Insured Municipal Fund

 "...THAT ARE TEMPORARILY OUT OF FAVOR OR ARE THE RESULT OF EXCESS SUPPLY."

Another strategy that we employed with success was to maximize the "roll down the yield curve." Bond prices are impacted by many things, including their time to maturity, which is typically measured mathematically in weeks, not years. But in the municipal bond market, the appreciation in price as maturity approaches resets yearly. For example, when the calendar year changed from 1997 to 1998, a bond that was 10 years old on December 31st would be considered by investors to be nine years old on January 1, and thus worth significantly more, even though only a day has passed. This unusual feature of the market occurs at varying degrees for each maturity. Our challenge is to find the maturity at which this phenomenon has the greatest impact.

WHAT IS YOUR OUTLOOK?

Even before the Asian economic crisis, which is likely to slow global growth, the outlook for inflation was that it would remain about 2%. As a result, we remain optimistic about the bond market, which is why we continue to maintain a portfolio that will perform best in a declining interest rate environment. The key fundamental variable that has yet to be resolved is the extent to which the Asian financial crisis is going to impact the U.S. economy. In the meantime, we believe that a quality 10-year duration municipal bond yielding 4.6% tax-free is very attractive in relation to inflation.




                 9  Oppenheimer Insured Municipal Fund

STATEMENT OF INVESTMENTS  March 31, 1998 (Unaudited)

                                                       RATINGS:
                                                       MOODY'S/           FACE             MARKET VALUE
                                                       S&P/FITCH          AMOUNT           SEE NOTE 1
=======================================================================================================
MUNICIPAL BONDS AND NOTES--101.7%
-------------------------------------------------------------------------------------------------------
ALABAMA--0.8%
AL Docks Department Facilities RRB, MBIA
Insured, 5.50%, 10/1/02                                Aaa/AAA           $ 1,000,000       $ 1,049,040
-------------------------------------------------------------------------------------------------------
ARIZONA--0.9%
AZ Educational LMC RRB, Series B, 7%, 3/1/05           Aa2/NR              1,090,000         1,182,061
-------------------------------------------------------------------------------------------------------
CALIFORNIA--14.4%
Anaheim, CA PFAU Lease RB, Sr. Public
Improvements Project, Series A, FSA Insured,
5%, 3/1/37                                             Aaa/AAA             3,000,000         2,895,270
-------------------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road
RB, CAP, Series A, FSA Insured, Zero Coupon,
5.70%, 1/1/29(1)                                       Aaa/AAA             4,000,000           804,080
-------------------------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding COP, Cedars-Sinai
Medical Center, MBIA Insured, 6.50%, 8/1/12(2)         Aaa/AAA             1,000,000         1,175,770
-------------------------------------------------------------------------------------------------------
Center, CA USD CAP GOB, Series C, MBIA
Insured, Zero Coupon, 5.80%, 9/1/19(1)                 Aaa/AAA             2,500,000           822,275
-------------------------------------------------------------------------------------------------------
Long Beach, CA Harbor RRB, Series A, FGIC
Insured, 6%, 5/15/09                                   Aaa/AAA             1,000,000         1,118,450
-------------------------------------------------------------------------------------------------------
Pomona, CA USD GORB, Series A, MBIA
Insured, 6.15%, 8/1/15                                 Aaa/AAA             1,000,000         1,147,250
-------------------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
MBIA Insured, 3.96%, 7/8/22(3)                         Aaa/AAA             1,500,000         1,500,000
-------------------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
MBIA Insured, Inverse Floater, 8.721%, 7/8/22(4)       Aaa/AAA             1,500,000         1,944,375
-------------------------------------------------------------------------------------------------------
Riverside Cnty., CA Asset Leasing Corp.
Leasehold RB, Riverside Cnty. Hospital Project,
MBIA Insured, Zero Coupon, 5.50%, 6/1/20(1)            Aaa/AAA/AAA         5,000,000         1,581,750
-------------------------------------------------------------------------------------------------------
Sacramento, CA MUD Electric RRB, Series G,
MBIA Insured, 6.50%, 9/1/13                            Aaa/AAA/A           1,000,000         1,183,650
-------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Airport
Commission International Airport RB, Second
Series Issue 14-A, MBIA Insured, 8%, 5/1/09            Aaa/AAA             1,455,000         1,775,376
-------------------------------------------------------------------------------------------------------
Turlock, CA Irrigation District RRB, Series A,
MBIA Insured, 5%, 1/1/13                               Aaa/AAA/AAA         2,175,000         2,190,225
                                                                                           -----------
                                                                                            18,138,471

-------------------------------------------------------------------------------------------------------
COLORADO--5.1%
Centennial Water & Sanitation District CO,
Water & Sewer RB, 5.75%, 6/15/15                       Aa1/AA+             1,775,000         1,891,440
-------------------------------------------------------------------------------------------------------
CO Housing FAU RB, MH Insured
Mtg.-B-2, 5.90%, 10/1/38                               Aa2/AA              1,000,000         1,024,200
-------------------------------------------------------------------------------------------------------
CO Housing FAU RB, SFM, Sr. Lien, Series
C-2, 6.875%, 11/1/28                                   Aa2/NR              2,000,000         2,236,300


                 10  Oppenheimer Insured Municipal Fund


                                                         RATINGS:
                                                         MOODY'S/          FACE             MARKET VALUE
                                                         S&P/FITCH         AMOUNT           SEE NOTE 1
-------------------------------------------------------------------------------------------------------
COLORADO  (CONTINUED)
Douglas Cnty., CO SDI No. RE-1 Douglas &
Elbert Cntys. Improvement GOB, Series A,
MBIA Insured, 8%, 12/15/09                               Aaa/AAA           $1,000,000       $1,304,460
-------------------------------------------------------------------------------------------------------
                                                                                             6,456,400

-------------------------------------------------------------------------------------------------------
CONNECTICUT--3.3%
CT Housing FAU RB, Series A, Subseries A-2,
6.20%, 11/15/22                                          Aa3/AA             1,000,000        1,059,280
-------------------------------------------------------------------------------------------------------
CT Housing FAU RRB, Series A, Subseries
D-2, 6.20%, 11/15/27                                     Aa3/AA             1,000,000        1,056,090
-------------------------------------------------------------------------------------------------------
CT Housing FAU RRB, Subseries C-2,
5.85%, 11/15/28                                          Aa3/AA             2,000,000        2,075,040
                                                                                            ----------
                                                                                             4,190,410

-------------------------------------------------------------------------------------------------------
FLORIDA--4.6%
FL HFA RRB, MH, Series C, 6%, 8/1/11                     NR/AAA             1,000,000        1,069,030
-------------------------------------------------------------------------------------------------------
Lee Cnty., FL Hospital Board of Directors RRB,
MBIA Insured, Inverse Floater, 8.711%, 3/26/20(4)        Aaa/AAA            1,000,000        1,170,000
-------------------------------------------------------------------------------------------------------
Miami-Dade Cnty., FL SPO RRB, Sub. Lien, Series A,
MBIA Insured, Zero Coupon, 5.50%, 10/1/15(1)             Aaa/AAA            3,000,000        1,209,270
-------------------------------------------------------------------------------------------------------
Orange Cnty., FL HFAU RB, Orlando
Regional Healthcare, Series A, MBIA
Insured, 6.25%, 10/1/18(5)                               Aaa/AAA            2,000,000        2,314,940
                                                                                            ----------
                                                                                             5,763,240

-------------------------------------------------------------------------------------------------------
GEORGIA--4.6%
Dalton, GA DAU RB, MBIA Insured, 5.50%, 8/15/26          Aaa/AAA            1,000,000        1,061,130
-------------------------------------------------------------------------------------------------------
GA MEAU RRB, Project One, Sub. Lien,
Series A, AMBAC Insured, 5.375%, 1/1/13                  Aaa/AAA/AAA        2,285,000        2,357,412
-------------------------------------------------------------------------------------------------------
Richmond Cnty., GA DAU RB, Sub. Lien,
Series C, Zero Coupon, 5.80%, 12/1/21(1)                 Aaa/NR             8,000,000        2,298,400
                                                                                            ----------
                                                                                             5,716,942

-------------------------------------------------------------------------------------------------------
ILLINOIS--6.8%
Chicago, IL SFM RB, Series B, 6.95%, 9/1/28              Aaa/NR             2,000,000        2,251,180
-------------------------------------------------------------------------------------------------------
Cook Cnty., IL Community College District
No. 508 Chicago COP, FGIC Insured,
8.75%, 1/1/05                                            Aaa/AAA/AAA          500,000          622,630
-------------------------------------------------------------------------------------------------------
Cook Cnty., IL Community College District
No. 508 Lease COP, Series C, MBIA
Insured, 7.70%, 12/1/07                                  Aaa/AAA            1,500,000        1,869,030
-------------------------------------------------------------------------------------------------------
Cook Cnty., IL SDI No. 99 Cicero GOB,
FGIC Insured, 8.50%, 12/1/05                             Aaa/AAA            1,170,000        1,471,369
-------------------------------------------------------------------------------------------------------
IL HFAU RRB, Northwestern Medical
Facilities, MBIA Insured, 5%, 11/15/10                   Aaa/NR/AAA         2,285,000        2,294,163
                                                                                            ----------
                                                                                             8,508,372

                 11  Oppenheimer Insured Municipal Fund

                                                     RATINGS:
                                                     MOODY'S/          FACE             MARKET VALUE
                                                     S&P/FITCH         AMOUNT           SEE NOTE 1
----------------------------------------------------------------------------------------------------
INDIANA--4.7%
Hamilton Southeastern, IN Consolidated
School Building Corp. RRB, First Mtg.,
AMBAC Insured, 7%, 7/1/11                            Aaa/AAA/AAA       $  500,000       $  542,425
----------------------------------------------------------------------------------------------------
IN HFFAU Hospital RB, Clarian Health
Partners, Inc., Series A, 6%, 2/15/21                Aa3/AA/AA          2,000,000        2,121,220
----------------------------------------------------------------------------------------------------
IN Office Building Commission Capital Complex
RB, Series B, MBIA Insured, 7.40%, 7/1/15            Aaa/AAA            2,500,000        3,211,575
                                                                                        ----------
                                                                                         5,875,220

----------------------------------------------------------------------------------------------------
MASSACHUSETTS--4.1%
MA Health & Educational FA RB, Mt. Auburn
Hospital Issue, Series B-1, MBIA Insured,
6.25%, 8/15/14                                       Aaa/AAA            1,000,000        1,102,220
----------------------------------------------------------------------------------------------------
MA HFA RB, Series A, AMBAC Insured,
6.60%, 7/1/14                                        Aaa/AAA/AAA        2,000,000        2,130,480
----------------------------------------------------------------------------------------------------
MA TUAU Metropolitan Highway System RRB,
Sr. Lien, Series A, MBIA Insured, 5%, 1/1/27         Aaa/AAA            2,000,000        1,931,820
                                                                                        ----------
                                                                                         5,164,520

----------------------------------------------------------------------------------------------------
NEVADA--2.7%
Clark Cnty., NV Passenger Facility Charge RB,
Las Vegas McCarran International Airport
Project, Series B, MBIA Insured, 6.50%, 7/1/12       Aaa/AAA            2,000,000        2,180,400
----------------------------------------------------------------------------------------------------
Humboldt Cnty., NV PC RB, Idaho Power Co.
Project, AMBAC Insured, 8.30%, 12/20/14              Aaa/AAA/AAA        1,000,000        1,201,350
                                                                                        ----------
                                                                                         3,381,750

----------------------------------------------------------------------------------------------------
NEW HAMPSHIRE--0.5%
NH Turnpike System RRB, Series A, FGIC
Insured, 6.75%, 11/1/11                              Aaa/AAA/AAA          500,000          579,170
----------------------------------------------------------------------------------------------------
NEW YORK--3.7%
NY United Nations Development Corp. RRB,
Sr. Lien, Series B, 5.60%, 7/1/26                    A2/NR/A            3,000,000        3,009,060
----------------------------------------------------------------------------------------------------
NYC MWFAU WSS RB, Series B, MBIA
Insured, 5.75%, 6/15/29                              Aaa/AAA/AAA        1,500,000        1,582,815
                                                                                        ----------
                                                                                         4,591,875

----------------------------------------------------------------------------------------------------
OHIO--3.9%
Cincinnati, OH Student Loan Funding Corp.
RB, Series A, AMBAC Insured, 5.75%, 8/1/03           Aaa/AAA/AAA        1,000,000        1,067,900
----------------------------------------------------------------------------------------------------
Cleveland, OH COP, Stadium Project, AMBAC
Insured, 6%, 11/15/09                                Aaa/AAA            1,000,000        1,113,430
----------------------------------------------------------------------------------------------------
OH HFA Mtg. RB, 6.10%, 9/1/28                        NR/AAA             1,990,000        2,096,943
----------------------------------------------------------------------------------------------------
Streetsboro, OH SDI GOB, AMBAC Insured,
7.125%, 12/1/10                                      Aaa/AAA/AAA          500,000          618,775
                                                                                        ----------
                                                                                         4,897,048

                 12  Oppenheimer Insured Municipal Fund

                                                      RATINGS:
                                                      MOODY'S/          FACE              MARKET VALUE
                                                      S&P/FITCH         AMOUNT            SEE NOTE 1
------------------------------------------------------------------------------------------------------
OKLAHOMA--1.8%
OK Industrial Authority Health Systems RB,
Baptist Medical Center, Series C, AMBAC
Insured, 7%, 8/15/05                                  Aaa/AAA/AAA       $ 2,000,000       $ 2,316,060
------------------------------------------------------------------------------------------------------
PENNSYLVANIA--10.1%
Allegheny Cnty., PA Airport RRB, Pittsburgh
International Airport, Series A, MBIA Insured,
5.75%, 1/1/08                                         Aaa/AAA             1,000,000         1,082,510
------------------------------------------------------------------------------------------------------
Berks Cnty., PA GOB, Prerefunded, FGIC
Insured, Inverse Floater, 8.67%, 11/10/20(4)          Aaa/AAA/AAA         1,000,000         1,215,000
------------------------------------------------------------------------------------------------------
Chester Cnty., PA Education & HFAU RRB,
Series B, 5.375%, 5/15/27                             A1/AA-/AA-          3,575,000         3,567,457
------------------------------------------------------------------------------------------------------
Delaware Valley, PA Regional FAU Local
Government RB, Series B, AMBAC Insured,
5.70%, 7/1/27                                         Aaa/AAA             2,000,000         2,194,140
------------------------------------------------------------------------------------------------------
PA HEAA Student Loan RB, Series B, AMBAC
Insured, Inverse Floater, 8.31%, 3/1/22(4)            Aaa/AAA/AAA         1,250,000         1,398,438
------------------------------------------------------------------------------------------------------
Philadelphia, PA Hospitals & HEFAU RRB,
Jefferson Health System, Series A, 5%, 5/15/12        A1/AA-/AA-          1,000,000           994,440
------------------------------------------------------------------------------------------------------
Philadelphia, PA Regional POAU Lease RB,
MBIA Insured, Inverse Floater, 8.50%, 9/1/20(4)       Aaa/AAA             1,900,000         2,227,750
                                                                                          -----------
                                                                                           12,679,735

------------------------------------------------------------------------------------------------------
SOUTH CAROLINA--1.6%
Charleston Cnty., SC RR RRB, Foster
Wheeler Charleston, AMBAC Insured,
5%, 1/1/07                                            Aaa/AAA             2,000,000         2,048,980
------------------------------------------------------------------------------------------------------
SOUTH DAKOTA--0.9%
SD Lease Revenue Trust Certificates,
Series B, FSA Insured, 8%, 9/1/02                     Aaa/AAA             1,000,000         1,148,640
------------------------------------------------------------------------------------------------------
TEXAS--11.8%
Cedar Hill, TX ISD CAP RRB, Zero Coupon,
6.10%, 8/15/11(1)                                     Aaa/AAA/AAA         1,585,000           809,047
------------------------------------------------------------------------------------------------------
Grand Prairie, TX HFDC RRB, Dallas/Ft. Worth
Medical Center Project, AMBAC Insured,
6.875%, 11/1/10                                       Aaa/AAA             1,800,000         2,044,800
------------------------------------------------------------------------------------------------------
Harris Cnty., TX Hospital District RRB, AMBAC
Insured, 7.40%, 2/15/10                               Aaa/AAA/AAA         2,000,000         2,429,120
------------------------------------------------------------------------------------------------------
Humble, TX ISD CAP GORB, Zero Coupon,
5.20%, 2/15/08(1)                                     Aaa/AAA             2,365,000         1,492,149
------------------------------------------------------------------------------------------------------
Lower Neches Valley, TX IDV Corp.
Environmental Authority RB, Mobil Oil
Refining Corp. Project, 6.35%, 4/1/26                 Aa2/AA              2,170,000         2,354,472



                 13  Oppenheimer Insured Municipal Fund

                                                        RATINGS:
                                                        MOODY'S/          FACE             MARKET VALUE
                                                        S&P/FITCH         AMOUNT           SEE NOTE 1
-------------------------------------------------------------------------------------------------------
TEXAS (CONTINUED)
Lower Neches Valley, TX IDV Corp. Sewer
Facilities RB, Mobil Oil Refining Corp.
Project, 6.40%, 3/1/30                                  Aa2/AA            $ 1,000,000       $ 1,087,200
-------------------------------------------------------------------------------------------------------
Rio Grande Valley TX HFDC Retirement
Facilities RB, Golden Palms, Series B,
MBIA Insured, 6.40%, 8/1/12                             Aaa/AAA             2,000,000         2,176,220
-------------------------------------------------------------------------------------------------------
Tarrant Cnty., TX HFDC RB, Texas Health
Resources System, Series A, MBIA Insured,
5.75%, 2/15/11                                          Aaa/AAA             2,230,000         2,407,307
                                                                                            -----------
                                                                                             14,800,315

-------------------------------------------------------------------------------------------------------
WASHINGTON--4.7%
Chelan Cnty., WA Public Utilities District No. 1
RB, Chelan Hydro Conservation
System-Division III, Series A, 5.60%, 7/1/32            Aa3/AA              2,000,000         2,051,880
-------------------------------------------------------------------------------------------------------
Tacoma, WA Electric Systems RB, Prerefunded,
AMBAC Insured, Inverse Floater, 9.043%, 1/2/15(4)       Aaa/AAA/AAA         1,000,000         1,160,000
-------------------------------------------------------------------------------------------------------
WA PP Supply System RRB, Nuclear Project
No. 1, Series A, 5%, 7/1/13                             Aa1/AA-/AA-         1,500,000         1,469,325
-------------------------------------------------------------------------------------------------------
WA PP Supply System RRB, Nuclear Project
No. 2, Series A, FGIC Insured, Zero Coupon,
5.50%, 7/1/09(1)                                        Aaa/AAA/AAA         2,000,000         1,165,240
                                                                                            -----------
                                                                                              5,846,445

-------------------------------------------------------------------------------------------------------
WISCONSIN--3.6%
WI Education & HFAU RRB, Waukesha
Memorial Hospital, Series A, AMBAC
Insured, 5.25%, 8/15/19                                 Aaa/AAA             3,000,000         3,002,190
-------------------------------------------------------------------------------------------------------
WI Health & Educational FA RB, Aurora
Medical Group, Inc. Project, FSA Insured,
6%, 11/15/11                                            Aaa/AAA             1,370,000         1,549,813
                                                                                            -----------
                                                                                              4,552,003

-------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA--5.2%
DC GORB, Series A, AMBAC Insured,
6.50%, 6/1/06                                           Aaa/AAA/AAA         2,915,000         3,301,033
-------------------------------------------------------------------------------------------------------
DC GORB, Series A-1, MBIA Insured,
6%, 6/1/11                                              Aaa/AAA/AAA         2,000,000         2,231,040
-------------------------------------------------------------------------------------------------------
DC Hospital RRB, Medlantic Healthcare
Group, Series A, MBIA Insured,
5.25%, 8/15/12                                          Aaa/AAA             1,000,000         1,016,740
                                                                                            -----------
                                                                                              6,548,813


                 14  Oppenheimer Insured Municipal Fund

                                                          RATINGS:
                                                          MOODY'S/              FACE              MARKET VALUE
                                                          S&P/FITCH             AMOUNT            SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--1.9%
PR EPAU RB, Series DD, 5%, 7/1/28                         Baa1/BBB+             $2,500,000        $   2,391,000
                                                                                                  -------------
Total Municipal Bonds and Notes (Cost $120,082,395)                                                 127,826,510


===============================================================================================================
SHORT-TERM TAX-EXEMPT OBLIGATIONS--1.5%
---------------------------------------------------------------------------------------------------------------
Manatee Cnty., FL PC RRB, Florida Power & Light
Co. Project, 3.85%, 4/1/98(6) (Cost $1,800,000)                                  1,800,000            1,800,000
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $121,882,395)                                      103.2%         129,626,510
---------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                 (3.2)          (3,974,618)
                                                                               -----------        -------------
NET ASSETS                                                                           100.0%       $ 125,651,892
                                                                               ===========        =============

To simplify the listing of securities, abbreviations are used per the table below:

CAP   --Capital Appreciation                           MH    --Multifamily Housing
COP   --Certificates of Participation                  MUD   --Municipal Utility District
DAU   --Development Authority                          MWFAU --Municipal Water Finance Authority
EPAU  --Electric Power Authority                       NYC   --New York City
FA    --Facilities Authority                           PC    --Pollution Control
FAU   --Finance Authority                              PFAU  --Public Finance Authority
GOB   --General Obligation Bonds                       POAU  --Port Authority
GORB  --General Obligation Refunding Bonds             PP    --Public Power
HEAA  --Higher Education Assistance Agency             RB    --Revenue Bonds
HEFAU --Higher Educational Facilities Authority        RR    --Resource Recovery
HFA   --Housing Finance Agency                         RRB   --Revenue Refunding Bonds
HFAU  --Health Facilities Authority                    SCDAU --Statewide Communities Development Authority
HFDC  --Health Facilities Development Corp.            SDI   --School District
HFFAU --Health Facilities Finance Authority            SFM   --Single Family Mtg.
IDV   --Industrial Development                         SPO   --Special Obligations
ISD   --Independent School District                    TUAU  --Turnpike Authority
LMC   --Loan Marketing Corp.                           USD   --Unified School District
MEAU  --Municipal Electric Authority                   WSS   --Water & Sewer System





1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

2. Securities with an aggregate market value of $1,175,770 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

3. Represents the current interest rate for a variable rate security.

4. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $9,115,563 or 7.25% of the Fund's net assets at March 31, 1998.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,314,940 or 1.84% of the Fund's net assets as of March 31,1998.

6. Floating or variable rate obligation. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on March 31, 1998. This instrument may also have a demand feature which allows, on up to 30 days notice, the recovery of principal at any time, or at specified intervals not exceeding one year. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

As of March 31, 1998, securities subject to the alternative minimum tax amount to $31,277,180 or 24.89% of the Fund's net assets.

See accompanying Notes to Financial Statements.




                 15  Oppenheimer Insured Municipal Fund

STATEMENT OF ASSETS AND LIABILITIES  March 31, 1998 (Unaudited)


========================================================================================
ASSETS
Investments, at value (cost $121,882,395)--see accompanying statement       $129,626,510
----------------------------------------------------------------------------------------
Cash                                                                             357,970
----------------------------------------------------------------------------------------
Receivables:
Investments sold                                                               2,028,373
Interest                                                                       1,603,329
Shares of beneficial interest sold                                               433,909
----------------------------------------------------------------------------------------
Other                                                                             20,080
                                                                            ------------
Total assets                                                                 134,070,171

========================================================================================
LIABILITIES
Payables and other liabilities:
Investments purchased                                                          7,888,781
Dividends                                                                        295,766
Distribution and service plan fees                                                74,633
Shareholder reports                                                               58,831
Daily variation on futures contracts--Note 5                                      47,625
Shares of beneficial interest redeemed                                            29,923
Transfer and shareholder servicing agent fees                                     16,249
Other                                                                              6,471
                                                                            ------------
Total liabilities                                                              8,418,279

========================================================================================
NET ASSETS                                                                  $125,651,892
                                                                            ============

========================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                             $117,162,752
----------------------------------------------------------------------------------------
Undistributed net investment income                                              157,131
----------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                         558,207
----------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Notes 3 and 5                      7,773,802
                                                                            ------------
Net assets                                                                  $125,651,892
                                                                            ============




                 16  Oppenheimer Insured Municipal Fund


================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$97,715,504 and 5,454,783 shares of beneficial interest outstanding)                   $   17.91
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                            $   18.80

------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $24,323,686
and 1,357,430 shares of beneficial interest outstanding)                               $   17.92

------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,612,702
and 201,702 shares of beneficial interest outstanding)                                 $   17.91

See accompanying Notes to Financial Statements





                 17  Oppenheimer Insured Municipal Fund

STATEMENT OF OPERATIONS  For the Six Months Ended March 31, 1998 (Unaudited)

======================================================================================
INVESTMENT INCOME
Interest                                                                    $3,189,643

======================================================================================
EXPENSES
Management fees--Note 4                                                        263,557
--------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                        113,158
Class B                                                                        109,721
Class C                                                                         15,346
--------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                           53,800
--------------------------------------------------------------------------------------
Registration and filing fees                                                    25,433
--------------------------------------------------------------------------------------
Shareholder reports                                                             22,672
--------------------------------------------------------------------------------------
Legal and auditing fees                                                         12,890
--------------------------------------------------------------------------------------
Trustees' fees and expenses                                                      2,169
--------------------------------------------------------------------------------------
Other                                                                            4,359
                                                                            ----------
Total expenses                                                                 623,105

======================================================================================
NET INVESTMENT INCOME                                                        2,566,538

======================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                                    861,957
Closing of futures contracts                                                  (259,147)
                                                                            ----------
Net realized gain                                                              602,810

--------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments         1,618,378
                                                                            ----------
Net realized and unrealized gain                                             2,221,188

======================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $4,787,726
                                                                            ==========

See accompanying Notes to Financial Statements




                 18   Oppenheimer Insured Municipal Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 SIX MONTHS ENDED     YEAR ENDED
                                                                                 MARCH 31, 1998       SEPTEMBER 30,
                                                                                 (UNAUDITED)          1997
===================================================================================================================
OPERATIONS
Net investment income                                                            $   2,566,538        $   5,398,040
-------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                      602,810              559,776
-------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                1,618,378            3,288,007
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 4,787,726            9,245,823

===================================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                                             (2,241,710)          (4,428,263)
Class B                                                                               (433,732)            (753,073)
Class C                                                                                (60,154)             (72,828)
-------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                               (646,115)                 ---
Class B                                                                               (149,337)                 ---
Class C                                                                                (19,416)                 ---

===================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                                              5,667,599            4,293,559
Class B                                                                              4,133,607            3,315,084
Class C                                                                              1,034,215            1,554,898

===================================================================================================================
NET ASSETS
Total increase                                                                      12,072,683           13,155,200
-------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                113,579,209          100,424,009
                                                                                 -------------        -------------
End of period (including undistributed net investment
income of $157,131 and $310,788, respectively)                                   $ 125,651,892        $ 113,579,209
                                                                                 =============        =============

See accompanying Notes to Financial Statements.


                     19  Oppenheimer Insured Municipal Fund

FINANCIAL HIGHLIGHTS

                                                CLASS A
                                                ------------------------------------------------------------------------------
                                                SIX MONTHS
                                                ENDED
                                                MARCH 31,
                                                1998           YEAR ENDED SEPTEMBER 30,
                                                (UNAUDITED)    1997          1996        1995          1994         1993
==============================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period            $17.72        $17.07         $16.86      $16.14        $18.06      $16.92
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .40           .91            .90         .90           .89         .93
Net realized and unrealized gain (loss)            .34           .63            .20         .71         (1.84)       1.35
                                                ------        ------         ------      ------        ------      ------
Total income (loss) from
investment operations                              .74          1.54           1.10        1.61          (.95)       2.28

------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income              (.43)         (.89)          (.89)       (.89)         (.89)       (.96)
Distributions from net realized gain              (.12)           --             --          --          (.08)       (.18)
                                                ------        ------         ------      ------        ------      ------
Total dividends and distributions
to shareholders                                   (.55)         (.89)          (.89)       (.89)         (.97)      (1.14)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $17.91        $17.72         $17.07      $16.86        $16.14      $18.06
                                                ======        ======         ======      ======        ======      ======

==============================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)               4.21%         9.25%          6.67%      10.29%        (5.46)%     14.02%

==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                                 $97,716       $91,051        $83,516     $76,691       $67,793     $62,158
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $94,596       $86,511        $81,233     $70,650       $66,953     $45,949
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             4.44%(5)      5.25%          5.27%       5.52%         5.23%       5.40%
Expenses(7)                                       0.89%(5)      0.95%          1.02%       0.95%         1.05%       1.18%(6)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                        23.9%         76.5%            93%         58%           99%          7%

1. For the period from August 29, 1995 (inception of offering) to September 30, 1995.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. For the period from May 3, 1993 (inception of offering) to September 30,
1993.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.

                     20  Oppenheimer Insured Municipal Fund

CLASS B                                                                     CLASS C
------------------------------------------------------------------------    ----------------------------------------------------
SIX MONTHS                                                                  SIX MONTHS
ENDED                                                                       ENDED
MARCH 31,                                                                   MARCH 31,
1998           YEAR ENDED SEPTEMBER 30,                                     1998          YEAR ENDED SEPTEMBER 30,
(UNAUDITED)    1997         1996        1995         1994        1993(3)    (UNAUDITED)   1997(2)          1996         1995(1)
--------------------------------------------------------------------------------------------------------------------------------


   $17.73       $17.08      $16.87      $16.15        $18.07      $17.33     $17.72        $17.06          $16.86        $16.72
--------------------------------------------------------------------------------------------------------------------------------

      .32          .76         .77         .78           .77         .30        .30           .76             .75           .08
      .35          .65         .20         .71         (1.86)        .74        .37           .65             .21           .14
   ------       ------      ------      ------        ------      ------        ----          ----            ----         ----

      .67         1.41         .97        1.49         (1.09)       1.04        .67          1.41             .96           .22

--------------------------------------------------------------------------------------------------------------------------------

     (.36)        (.76)       (.76)       (.77)         (.75)       (.30)      (.36)         (.75)           (.76)         (.08)
     (.12)         --         --          --            (.08)         --       (.12)           --              --            --
   ------       ------      ------      ------        ------      ------      ------        ------          ------         -----

     (.48)        (.76)       (.76)       (.77)         (.83)       (.30)      (.48)         (.75)           (.76)         (.08)
--------------------------------------------------------------------------------------------------------------------------------
   $17.92       $17.73      $17.08      $16.87        $16.15      $18.07     $17.91        $17.72          $17.06        $16.86
   ======       ======      ======      ======        ======      ======     ======        ======          ======        ======

================================================================================================================================
     3.82%        8.43%       5.87%       9.47%        (6.20)%      6.04%      3.82%         8.48%           5.77%         1.30%

================================================================================================================================

  $24,324      $19,974     $15,983     $13,341       $11,571      $5,104     $3,613        $2,554            $924        $  211
--------------------------------------------------------------------------------------------------------------------------------
  $22,028      $17,309     $14,822     $11,987       $ 9,209      $2,298     $3,083        $1,720            $618        $    1
--------------------------------------------------------------------------------------------------------------------------------

     3.76%(5)     4.48%       4.50%       4.75%         4.43%       3.99%(5)   3.85%(5)      4.45%           4.38%         4.89%(5)
     1.64%(5)     1.71%       1.77%       1.71%         1.82%       1.96%(5)   1.64%(5)      1.72%           1.81%         1.07%(5)
--------------------------------------------------------------------------------------------------------------------------------
     23.9%        76.5%         93%         58%           99%          7%      23.9%         76.5%             93%           58%


6. The expense ratio was 1.10% net of the voluntary assumption by the Manager.

7. Beginning in fiscal 1996, the expense ratio reflects the effect of expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended March 31, 1998 were $35,581,224 and $29,063,119, respectively.


See accompanying Notes to Financial Statements.


                     21  Oppenheimer Insured Municipal Fund

NOTES TO FINANCIAL STATEMENTS  (Unaudited)


================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Insured Municipal Fund (the Fund) is a separate series of Oppenheimer Municipal Fund, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income exempt from Federal income tax by investing primarily in insured municipal bonds. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.


                     22  Oppenheimer Insured Municipal Fund

================================================================================
DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. As of November 4, 1997, in order to conform book and tax bases, the Fund began amortization of premiums on securities for book purposes. Accordingly, during the six months ended March 31, 1998, amounts have been reclassified to reflect a decrease in undistributed net investment income of $15,401, an increase in unrealized appreciation on investments of $581,763 and an increase in paid-in capital of $597,164. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



                     23  Oppenheimer Insured Municipal Fund

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                             SIX MONTH ENDED MARCH 31, 1998              YEAR ENDED SEPTEMBER 30, 1997
                                             ------------------------------              -----------------------------
                                             SHARES             AMOUNT                   SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                          508,759         $ 9,114,664                 925,621        $  16,067,826
Dividends and distributions
reinvested                                    119,433           2,131,749                 190,616            3,300,646
Redeemed                                     (311,610)         (5,578,814)               (870,242)         (15,074,913)
                                             --------         -----------                --------         ------------
Net increase                                  316,582         $ 5,667,599                 245,995         $  4,293,559
                                             ========         ===========                ========         ============

----------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                          295,797         $ 5,303,772                 328,196          $ 5,695,198
Dividends and distributions
reinvested                                     22,092             394,334                  28,559              494,913
Redeemed                                      (87,227)         (1,564,499)               (165,697)          (2,875,027)
                                              -------         -----------                --------         ------------
Net increase                                  230,662         $ 4,133,607                 191,058         $  3,315,084
                                              =======         ===========                ========         ============

----------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                           64,395         $ 1,156,643                 106,290         $ 1,838,223
Dividends and distributions
reinvested                                      3,576              63,809                   2,660              46,164
Redeemed                                      (10,440)           (186,237)                (18,976)           (329,489)
                                              -------         -----------                --------         -----------
Net increase                                   57,531         $ 1,034,215                  89,974         $ 1,554,898
                                              =======         ===========                ========         ===========


================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At March 31, 1998, net unrealized appreciation on investments of $7,744,115 was composed of gross appreciation of $7,838,223, and gross depreciation of $94,108.

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.45% on the first $100 million of average annual net assets, 0.40% on the next $150 million, 0.375% on the next $250 million and 0.35% on average annual net assets in excess of $500 million.

        The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.


                      24  Oppenheimer Insured Municipal Fund

================================================================================
        For the six months ended March 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $108,661, of which $28,499 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $199,124 and $11,491, respectively, of which $4,106 was paid to an affiliated broker/dealer for Class B shares. During the six months ended March 31, 1998, OFDI received contingent deferred sales charges of $36,992 upon redemption of Class B shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

        OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

        The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended March 31, 1998, OFDI paid $5,467 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

        The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six months ended March 31, 1998, OFDI paid $1,250 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $90,803 and $11,049, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At March 31, 1998, OFDI had incurred excess distribution and servicing costs of $826,849 for Class B and $48,643 for Class C.



                     25  Oppenheimer Insured Municipal Fund

================================================================================
5. FUTURES CONTRACTS

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

        The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

        Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

        Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At March 31, 1998, the Fund had outstanding futures contracts as follows:

                                      EXPIRATION             NUMBER OF            VALUATION AS OF         UNREALIZED
                                      DATE                   CONTRACTS            MARCH 31, 1998          APPRECIATION
-----------------------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
-----------------
U.S. Treasury Bonds, 30 yr.           6/98                   50                   $6,012,500                 $29,687

===============================================================================
6. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

        The Fund had no borrowings outstanding during the six months ended March 31, 1998.




                     26  Oppenheimer Insured Municipal Fund

OPPENHEIMER INSURED MUNICIPAL FUND

A series of Oppenheimer Municipal Fund


===============================================================================
OFFICERS AND TRUSTEES                    James C. Swain, Chairman and Chief
                                          Executive Officer
                                         Bridget A. Macaskill, Trustee and
                                          President
                                         Robert G. Avis, Trustee
                                         William A. Baker, Trustee
                                         Charles Conrad, Jr., Trustee
                                         Jon S. Fossel, Trustee
                                         Raymond J. Kalinowski, Trustee
                                         C. Howard Kast, Trustee
                                         Robert M. Kirchner, Trustee
                                         Ned M. Steel, Trustee
                                         George C. Bowen, Trustee, Vice
                                          President, Treasurer and Assistant
                                          Secretary
                                         Andrew J. Donohue, Vice President and
                                          Secretary
                                         Caryn R. Halbrecht, Vice President
                                         Robert J. Bishop, Assistant Treasurer
                                         Scott T. Farrar, Assistant Treasurer
                                         Robert G. Zack, Assistant Secretary

===============================================================================
INVESTMENT ADVISOR                       OppenheimerFunds, Inc.

===============================================================================
DISTRIBUTOR                              OppenheimerFunds Distributor, Inc.

===============================================================================
TRANSFER AND SHAREHOLDER                 OppenheimerFunds Services
SERVICING AGENT

===============================================================================
CUSTODIAN OF                             Citibank, N.A.
PORTFOLIO SECURITIES

===============================================================================
INDEPENDENT AUDITORS                     Deloitte & Touche LLP

===============================================================================
LEGAL COUNSEL                            Myer, Swanson, Adams & Wolf, P.C.

                                         The financial statements included
                                         herein have been taken from the
                                         records of the Fund without
                                         examination of the independent
                                         auditors. This is a copy of a report
                                         to shareholders of Oppenheimer Insured
                                         Municipal Fund. This report must be
                                         preceded or accompanied by a
                                         Prospectus of Oppenheimer Insured
                                         Municipal Fund. For material
                                         information concerning the Fund, see
                                         the Prospectus.

                                         Shares of Oppenheimer funds are not
                                         deposits or obligations of any bank,
                                         are not guaranteed by any bank, and
                                         are not insured by the FDIC or any
                                         other agency, and involve investment
                                         risks, including possible loss of the
                                         principal amount invested.




                     27  Oppenheimer Insured Municipal Fund

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--------------------------------------------------------------------------------


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RS0865.001.0396 May 29, 1998